SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________


                                    FORM 8-K

                                 CURRENT REPORT

                              ____________________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 13, 2002 dick clark productions, inc.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   33-79356                 23-2038115
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
       of Incorporation)                                    Identification No.)


         3003 West Olive Avenue
           Burbank, California                                91505-4590
(Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 841-3003
              (Registrant's telephone number, including area code)



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     This Current Report on Form 8-K is filed by dick clark productions, inc., a
Delaware corporation (the "Company"), in connection with the matters described herein.


ITEM 5. OTHER EVENTS

     On February  14, 2002 , the Company  announced  that it has entered  into a definitive merger agreement, pursuant to which a group of investors led by Mosaic Media Group, Inc., Capital Communications CDPQ Inc. (which does business as CDP Capital Communications), and Jules Haimovitz, a senior television executive, will acquire all of the outstanding shares of the Company. The merger agreement provides that the Company's stockholders, other than Dick Clark and his affiliates, will receive $14.50 per share in cash. Mr. Clark and his affiliates will receive $12.50 per share in cash for a portion of his shares. In addition, Mr. Clark will invest the remaining portion of his shares in the acquiring entity, along with Francis C. La Maina, President and Chief Operating Officer of the Company. The transaction will have a total equity value of approximately $140 million. The Company will continue to operate as an independent television production company with Dick Clark serving as the Chairman and Chief Executive Officer and Mr. La Maina as President and Chief Operating Officer. Jules Haimovitz will become Vice Chairman and will participate in developing the strategic direction of the Company. The transaction is subject to the approval of the Company's stockholders and to the satisfaction of customary closing conditions. Dick Clark has agreed to vote his shares, representing approximately 70% of the Company's outstanding shares, in favor of the transaction.

     A copy of the merger agreement, voting agreement and press release, each of which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 2, Exhibit 99.1 and Exhibit 99.2, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)        Exhibits.
           --------

2          Agreement and Plan of Merger,  dated  February 13, 2002, by and among
           Capital   Communications  CDPQ  Inc.,  DCPI  Investco,   Inc.,   DCPI
           Mergerco, Inc., and dick clark productions, inc.

99.1 Voting Agreement, dated February 13, 2002, by and among Richard W. Clark, Karen W. Clark, and Olive Enterprises, Inc.

99.2       Press Release dated February 14, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 15, 2002

                                      dick clark productions, inc.


                                      By: /s/ Francis C. La Maina
                                          --------------------------------------
                                           Francis C. La Maina
                                           President and Chief Operating Officer



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


                                  EXHIBIT INDEX


EXHIBIT NO.        DESCRIPTION
-----------        -----------

     2 Agreement and Plan of Merger, dated February 13, 2002, by and among Capital Communications CDPQ Inc., DCPI Investco, Inc., DCPI Mergerco, Inc., and dick clark productions, inc.

    99.1 Voting Agreement, dated February 13, 2002, by and among Richard W. Clark, Karen W. Clark, and Olive Enterprises, Inc.

    99.2           Press Release dated February 14, 2002.


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